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                                                  OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                        PAGE 1
                                                    CENTRAL DISTRICT OF CALIFORNIA
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IN RE:                               )                         DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
   SN INSURANCE ADMINISTRATORS, INC. )                                                  STATEMENT NO.  12
                                     )                                           FOR THE PERIOD FROM:   3/1/2001
                               DEBTOR)                                                            TO:  3/31/2001
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CHAPTER 11 CASE NO. SV00-14102-GM    )
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                                                      -------------------------------------------------------------------------
                                                      DIP Payroll       DIP Operating     DIP WCMA/MLIF      Pre-Petition
                                                        Account            Account          Account        Payroll Account
                                                      -------------------------------------------------------------------------
                                                                         CLOSED 2/01                       CLOSED 8/12/00
                                                      -------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $12,481,807.60      $201,886.69  $729,533.10        $30,000.00

B.  Less: Total Disbursements Per All Prior            $12,455,506.19      $201,886.69  $ 95,453.10        $14,868.02
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $    26,301.41      $      0.00  $634,080.00        $15,131.96
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

      Per Attached Schedule                            $    17,938.01      $      0.00  $  3,062.75        $     0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $    44,239.42      $      0.00  $637,142.75        $15,131.98

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

      Per Attached Schedule                            $    36,236.67      $      0.00  $ 17,948.01        $15,131.98

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $     8,002.75      $      0.00  $619,194.74        $ 8,052.76

                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------
                                                        Pre-Petition            Pre-Petition            Pre-Petition
                                                      Operating Account       Concentration Acct     Account Payable Acct
                                                      -------------------------------------------------------------------
                                                       CLOSED 6/1/00          CLOSED 5/10/00         CLOSED 5/15/00
                                                      -------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $         55.00         $   0.00                $          0.00

B.  Less: Total Disbursements Per All Prior           $         55.00         $   0.00                $          0.00
          Interim Statements
                                                      -------------------------------------------------------------------
C.  Beginning Balance                                 $          0.00         $   0.00                $          0.00

                                                      -------------------------------------------------------------------
D.  Receipts During Current Period

      Per Attached Schedule                           $          0.00         $   0.00                $          0.00

                                                      -------------------------------------------------------------------
E.  Balance Available                                 $          0.00         $   0.00                $          0.00

                                                      -------------------------------------------------------------------
F.  Less: Disbursements During Period

      Per Attached Schedule                           $          0.00         $   0.00                $          0.00

                                                      -------------------------------------------------------------------
G.  Ending Balance                                    $          0.00         $   0.00                $          0.00

                                                      -------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1). DIP Payroll Account

          (a) Bank name and location            Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15811-20465

    (2). DIP Operating Account

          (a) Bank name and location            Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-402-552   CLOSED 2/01

    (3). DIP WCMA/MLIF Account

          (a) Bank name and location            Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402
          (b) Account Number                    77M07W62

    (4). DIP Operating Account

          (a) Bank name and location            Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15816-16574

    (5). Pre-Petition Payroll Account

          (a) Bank name and location            Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14177-04994    CLOSED 5/12/00

    (6). Pre-Petition Operating Account

          (a) Bank name and location            Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-401-289    CLOSED 6/1/00

    (7). Pre-Petition Concentration Account

          (a) Bank name and location            Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14178-04941   CLOSED 5/10/00

    (8). Pre-Petition Accounts Payable Account

          (a) Bank name and location            Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    77652-01166   CLOSED 5/15/00

I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated: 4/20/01                            Signed: /s/ Alex Corbett
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